Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT WITH

CONSENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT WITH CONSENT (this “Amendment”) is entered into this     th day of May, 2005, by and between SABA SOFTWARE, INC., a Delaware corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of October 31, 2003, as amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of February 10, 2004, that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of May 25, 2004, and that certain Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of August 20, 2004 (as may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 2.1.2 (Letters of Credit Sublimit). The first sentence of Section 2.1.2 is amended in its entirety by replacing the text thereof with the following:

Bank will issue Letters of Credit (each a “Letter of Credit” and collectively, the “Letters of Credit”) for Borrower’s account not exceeding the Committed Revolving Line minus the outstanding principal balance of the Advances minus the FX Reserve minus all amounts for services used under the Cash Management Services Sublimit.

1.2 Section 2.1.3 (Foreign Exchange Sublimit). Section 2.1.3 is amended in its entirety by replacing the text thereof with the following:

If there is availability under the Committed Revolving Line, then Borrower may enter into foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the “FX Forward Contract”). Bank will subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit which shall not exceed the Committed Revolving Line minus the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) minus the amount of the outstanding principal balance of the Advances minus all amounts for services used under the Cash Management Services Sublimit (the “FX Reserve”). The total FX Forward Contracts at any one time may not exceed ten times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs and is continuing.

1.3 Section 2.1.4 (Cash Management Services) is amended in its entirety by replacing the text thereof with the following:

Borrower may use amounts up to the Committed Revolving Line minus the sum of the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), the FX Reserve, and the sum of the outstanding principal balance of the Advances (the “Cash Management Services Sublimit”) for Bank’s Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the “Cash Management Services”). Such aggregate amounts utilized under the Cash Management Services Sublimit will at all times reduce the amount otherwise available to be borrowed under the Committed Revolving Line. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Committed Revolving Line and will accrue interest at the rate for Advances.

1.4 Section 2.1.9 (Equipment Facility 4). The following shall be inserted as Section 2.1.9:

2.1.9 Equipment Facility 4.

(a) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to the Equipment Facility 4 Commitment Termination Date, equipment advances (each an “Equipment Facility 4 Advance” and collectively the “Equipment Facility 4 Advances”) in an aggregate amount not to exceed the Committed Equipment Facility 4 Line. When repaid, the Equipment Facility 4 Advances may not be re-borrowed. The proceeds of the Equipment Facility 4 Advances will be used solely to reimburse Borrower for the purchase of (i) new Eligible Equipment Facility 4 Equipment purchased within 90 days of the Equipment Facility 4 Advance and (ii) used Eligible Equipment Facility 4 Equipment purchased within 180 days of the Equipment Facility 4 Advance; provided, however, that used Eligible Equipment Facility 4 Equipment purchased more than 90 days earlier, but not more than 180 days earlier, may be financed only with the first Equipment Facility 4 Advance. Bank’s obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Equipment Facility 4 Commitment Termination Date.

(b) To obtain an Equipment Facility 4 Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time 5 Business Days before the day on which the Equipment Facility 4 Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice(s) for the Eligible Equipment Facility 4 Equipment being financed. Borrower shall also complete, execute, and deliver to Bank a Loan Supplement - Equipment Facility 4 Advances substantially in the form of Exhibit G on the Funding Date.

(c) If Borrower satisfies the conditions of each Equipment Facility 4 Advance specified in this Section 2.1.9, Bank will disburse such Equipment Facility 4 Advance by internal transfer to Borrower’s deposit account with Bank. Each Equipment Facility 4 Advance may not exceed 100% of the Original Stated Cost for Equipment Facility 4 Advances for the financing of Eligible Equipment Facility 4 Equipment purchased within 90 days of the Equipment Facility 4 Advance, or in the case of the first Equipment Facility 4 Advance, Eligible Equipment Facility 4 Equipment purchased within 180 days.

(d) Bank’s obligation to lend the undisbursed portion of the Committed Equipment Facility 4 Line will terminate if, in Bank’s sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the Equipment Facility 4 Commitment Termination Date.

1.5 Section 2.1.10 (Term Loan 2). The following shall be inserted as Section 2.1.10:

2.1.10 Term Loan 2.

(a) Subject to the terms and conditions of this Agreement, Bank agrees to make a Term Loan 2 Advance to Borrower during the Term Loan 2 Advance Period up to the amount of the Committed Term Loan 2 Line for the purpose of paying off THINQ Learning Solutions, Inc.’s (“THINQ”) total outstanding debt with Bank and GATX and to pay other amounts related to the acquisition (“Term Loan 2”), provided that Borrower has acquired THINQ pursuant to the “Agreement and Plan of Merger Among Saba Software, Inc., Storm Holding Corporation, Storm Acquisition Corporation, THINQ Learning Solutions, Inc. and Daniel H. Bathon Jr., as Representative,” dated March 24, 2005.

(b) Borrower shall repay Term Loan 2 in thirty-six (36) equal, consecutive monthly installments of principal plus interest on the first Business Day of each month commencing with the month following the Term Loan 2 Draw and ending on the Term Loan 2 Maturity Date. At any time, Borrower may prepay amounts due and owing under Term Loan 2 without premium or penalty. Prepayments shall be applied to scheduled principal repayments in inverse order of their maturity.

(c) Notwithstanding the foregoing, the outstanding principal balance of Term Loan 2 shall be due and payable in full in immediately available funds on the Term Loan Maturity Date, if not sooner paid in full. No payment with respect to Term Loan 2 may be reborrowed.

1.6 Section 2.2 (Interest Rate, Payments). Sections 2.2(a), 2.2(b), 2.2(c), 2.2(e), 2.2(f), and 2.2(g) are hereby amended in their entirety by replacing the text thereof with the following:

(a) Advances, Term Loan 1 and Term Loan 2 Interest Rates. Advances accrue interest on the outstanding principal balance at a per annum rate equal to 150 basis points (1.50%) above the Prime Rate. The Term Loan 1 accrues interest on the outstanding principal balance at a rate of interest per annum equal to the greater of: (x) 150 basis points (1.50%) above the Prime Rate or (y) 5.75%. The Term Loan 2 accrues interest on the outstanding principal balance at 25 basis points (0.25%) above the Prime Rate per annum. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

(b) Equipment Advances, Equipment Facility 2 Advances Interest Rates, Equipment Facility 3 Interest Rates, Equipment Facility 4 Interest Rates. Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Option 2 Basic Rate. Equipment Facility 2 Advances accrue interest on the outstanding principal balance at a per annum rate equal to (at Borrower’s option) the Option 3 Basic Rate or the Option 4 Basic Rate. Equipment Facility 3 Advances accrue interest on the outstanding principal balance at a per annum rate equal to (at Borrower’s option) the Option 5 Basic Rate or the Option 6 Basic Rate. Equipment Facility 4 Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Equipment Facility 4 Basic Rate. After an Event of Default, Obligations accrue interest at 5 percentage points above the rate effective immediately before the Event of Default. The interest rate on the Option 3 Loans, Option 5 Loans and Equipment Facility 4 Loans increases or decreases when the Prime Rate changes. The interest rate on the Option 2 Loans and Option 4 Loans were, and Option 6 Loans will be, determined on the Funding Date and shall remain fixed for the life of such loan. Interest is computed on a 360 day year for the actual number of days elapsed.

(c) Principal and Interest Payments On Payment Dates. Borrower will pay interest due on all Advances under the Committed Revolving Line on the first Business Day of each month. For Equipment Facility 2 Advances bearing the Option 3 Basic Rate (“Option 3 Loans”), and for Equipment Facility 3 Advances bearing the Option 5 Basic Rate (“Option 5 Loans”) or the Option 6 Basic Rate (“Option 6 Loans”), and for Equipment Facility 4 Advances bearing the Equipment Facility 4 Basic Rate (“Equipment Facility 4 Loans”), Borrower will make 36 equal monthly installments of principal plus accrued interest for each Option 3 Loan, Option 5 Loan, Option 6 Loan, or Equipment Facility 4 Loan, as applicable, calculated (i) by multiplying the Option 3 Basic Rate by the outstanding Loan Amount for such Equipment Facility 2 Advances plus principal due as of such Payment Date, (ii) by multiplying the Option 5 Basic Rate or Option 6 Basic Rate, as applicable, by the outstanding Loan Amount for such Equipment Facility 3 Advances plus principal due as of such Payment Date, or (iii) by multiplying the Equipment Facility 4 Basic Rate by the outstanding Loan Amount for such Equipment Facility 4 Advances plus principal due as of such Payment Date. For Equipment Advances bearing interest at the Option 2 Basic Rate (the “Option 2 Loans”) and Equipment Facility 2 Advances bearing interest at the Option 4 Basic Rate (“Option 4 Loans”), Borrower will make payments monthly of principal in advance and accrued interest for each Option 2 Loan and Option 4 Loan, calculated by multiplying the applicable Loan Factor by the Loan Amount for such Equipment Advance or Equipment Facility 2 Advance, as applicable, as of such Payment Date (payments on the Option 2 Loans, the Option 3 Loans, the Option 4 Loans, the Option 5 Loans, the Option 6 Loans, and the Equipment Facility 4 Loans are collectively referred to herein as “Scheduled Payments”). Scheduled Payments are due on the first Business Day of the month following the Funding Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the month) with respect to such Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance and continuing thereafter during the Equipment Loan Repayment Period on the first Business Day of each calendar month (each a “Payment Date”). All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. An Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance may only be prepaid in accordance with Sections 2.2(e), 2.2 (f), 2.2 (g), and 2.2 (h).

(e) Prepayment Upon an Event of Loss. If any Financed Equipment is subject to an Event of Loss and Borrower is required to or elects to prepay the Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance with respect to such Financed Equipment pursuant to Section 6.6, then such Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance, as applicable, shall be prepaid to the extent and in the manner provided in such section.

(f) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances, Equipment Facility 2 Advances, Equipment Facility 3 Advances, Equipment Facility 4 Advances and the Advances are accelerated following the occurrence of an Event of Default (other than following an Event of Loss), then Borrower will immediately pay to Bank (i) all accrued and unpaid Scheduled Payments (including principal and interest) with respect to each Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, and Equipment Facility 4 Advance (ii) all remaining Scheduled Payments (including principal and interest unpaid) in accordance with the terms of Section 2.2(g) and 2.2(h) below, (iii) all principal and accrued interest with respect to the Advances, and (iv) all other sums, if any, that shall have become due and payable with respect to any Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, Equipment Facility 4 Advance or Advance.

(g) Permitted Prepayment of Option 3 Loans, Option 5 Loans and Equipment

Facility 4 Loans. Borrower shall have the option to prepay all or any portion of the Option 3 Loans, Option 5 Loans and Equipment Facility 4 Loans advanced by Bank under this Agreement, without penalty or premium, provided no Event of Default has occurred and is continuing and Borrower (i) provides written notice to Bank of its election to prepay the Option 3 Loans, Option 5 Loans, or Equipment Facility 4 Loans, as applicable, at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of the prepayment (A) all due but unpaid Scheduled Payments as of the date of prepayment (including principal and interest) with respect to each Option 3 Loan, Option 5 Loan or Equipment Facility 4 Loan, as applicable, being prepaid and (B) all other sums, if any, that shall have become due and payable hereunder relating to such Option 3 Loans, Option 5 Loans, or Equipment Facility 4 Loans, as applicable, with respect to this Agreement.

1.7 Section 2.5 (Termination of Commitment). Section 2.5 is amended in its entirety by replacing the text thereof with the following:

So long as there are no outstanding Advances, Letters of Credit, FX Forward Contracts, Equipment Advances, Equipment Facility 2 Advances, Equipment Facility 3 Advances, Equipment Facility 4 Advances or Term Loan 2 Advances outstanding, as applicable, Borrower may at any time with 5 days written notice to Bank, terminate the Committed Revolving Line, the Committed Equipment Facility 2 Line, the Committed Equipment Facility 3 Line, the Committed Equipment Facility 4 Line and the Committed Term Loan 2 Line. Upon Borrower’s payment in full of all Obligations then due and payable, this Agreement shall terminate; provided, however, that payments relating to Obligations arising out of Equipment Advances, Equipment Facility 2 Advances, Equipment Facility 3 Advances, and Equipment Facility 4 Advances shall be in accordance with the terms of Sections 2.2(g) and 2.2(h).

1.8 Section 6.6 (Loss; Destruction; or Damage). Section 6.6(b) is amended in its entirety by replacing the text thereof with the following:

During the continuance of an Event of Default, on or before the Payment Date after such Event of Loss for each such item of Financed Equipment subject to such Event of Loss, Borrower will, at Bank’s option, pay to Bank an amount equal to the sum of: (i) all accrued and unpaid Scheduled Payments (with respect to such Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance related to the Event of Loss) due prior to the next such Payment Date, (ii) all regularly Scheduled Payments (including principal and interest), plus (iii) all other sums (other than remaining Scheduled Payments), if any, that shall have become due and payable with respect to such Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance including interest at the Default Rate with respect to any past due amounts.

1.9 Section 6.7 (Borrower’s Deposit and Investment Accounts). Section 6.7 is amended in its entirety by replacing the text thereof with the following:

6.7 Borrower’s Deposit Accounts.

Until the third anniversary date of the Fourth Amendment Effective Date, Borrower will maintain not less than $4,000,000 of its cash and cash equivalents in a deposit account and/or money market account with Bank or a Bank Affiliate. If Borrower fails to comply with the terms of this Section 6.7, Borrower shall pay to Bank within three (3) days after the initial date such non-compliance occurs, a one-time, non-refundable fee equal to the amount set forth below for the period in which such non-compliance occurs (the “Deposit Fee”); provided, however, once Borrower pays the Deposit Fee, Bank shall not require Borrower to pay another such Deposit Fee. Notwithstanding anything to the contrary contained in this Agreement, so long as Borrower pays the Deposit Fee as and when due, Borrower’s failure to maintain an amount of not less than $4,000,000 of its cash and cash equivalents in a deposit account and/or money market account with Bank or a Bank Affiliate shall not be deemed an Event of Default hereunder or a breach of this Section 6.7.

Period	Deposit Fee
Fourth Amendment Effective Date until the first anniversary date thereof.	$50,000
The day after the first anniversary date of the Fourth Amendment Effective Date until the second anniversary date thereof.	$25,000
The day after the second anniversary date of the Fourth Amendment Effective Date until the third anniversary date thereof.	$15,000

1.10 Section 6.8 (Financial Covenant). Section 6.8 is amended in its entirety by replacing the text thereof with the following:

6.8 Financial Covenants.

Beginning on the Fourth Amendment Effective Date, Borrower shall have unrestricted cash and cash equivalents (net of Credit Extensions) as follows:

Period	Minimum Cash and Cash Equivalents
For any date that is a fiscal quarter end from the Fourth Amendment Effective Date through May 31, 2006	$11,000,000
For any date that is not a fiscal quarter end from the Fourth Amendment Effective Date through May 31, 2006	$10,000,000
At any time from June 1, 2006, through May 31, 2007	$9,000,000
At any time from June 1, 2007, and any date thereafter	$7,500,000

1.11 Section 9.1(b) is amended in its entirety by replacing the text thereof with the following:

(b) When an Event of Default occurs under Section 6.8, Bank may, in its sole and absolute discretion, require all the Term Loan 1, Term Loan 2, the Equipment Advances, the Equipment Facility 2 Advances, the Equipment Facility 3 Advances, and the Equipment Facility 4 Advances to be secured, on terms acceptable to Bank, by (i) certificates of deposit pledged to Bank in an amount equal to one hundred percent (100%) of amounts outstanding under the Term Loan 1, Term Loan 2, the Equipment Advances, the Equipment Facility 2 Advances, the Equipment Facility 3 Advances, and the Equipment Facility 4 Advances, (ii) funds held at SVB Securities and pledged to Bank in an amount equal to one hundred fifteen percent (115%) of amounts outstanding under the Term Loan 1, Term Loan 2, the Equipment Advances, the Equipment Facility 2 Advances, the Equipment Facility 3 Advances and the Equipment Facility 4 Advances, or (iii) a combination of (i) and (ii) above.

1.12 Section 13.1 (Definitions). Section 13.1 is amended in the following manner:

(a) The following definitions are amended in their entirety and replaced with the following:

“Committed Revolving Line” is Bank’s commitment to make Advances of up to $250,000.

“Credit Extension” is each Advance, Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, Equipment Facility 4 Advance, Letter of Credit, FX Forward Contract, the Term Loan 1, the Term Loan 2 or any other extension of credit by Bank for Borrower’s benefit.

“Financed Equipment” is any Equipment financed with an Equipment Advance, an Equipment Facility 2 Advance, an Equipment Facility 3 Advance, or an Equipment Facility 4 Advance.

“Funding Date” is any date on which an Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance is made to or on account of Borrower.

“Guarantor” is THINQ and any other present or future guarantor of the Obligations.

“Loan Amount” is the aggregate amount of each Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance, as applicable.

“Loan Documents” are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, any security agreement and related documents executed by Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

“Maturity Date” is, with respect to each Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance the last day of the Equipment Loan Repayment Period for such Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance respectively, or if earlier, the date of acceleration of such Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance by Bank following an Event of Default and, with respect to the Advances, the Revolving Maturity Date.

“Original Stated Cost” is (a) the original cost to the Borrower of the item of new Equipment net of any and all freight, installation, tax or (b) the fair market value assigned to such item of used Equipment by mutual agreement of Borrower and Bank at the time of making of the Equipment Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, or Equipment Facility 4 Advance, as applicable.

“Permitted Investments” are:

a.	Investments shown on the Schedule and existing on the Closing Date;

b.	Investments in accordance with Borrower’s investment policy furnished to Bank prior to the Closing Date;

c.	Investments in Subsidiaries after the Closing Date not set forth in (e) below not to exceed $500,000 in the aggregate outstanding at any time;

d.	Other investments after the Closing Date not set forth in (a) through (c) above and (e) below in the aggregate amount not to exceed $250,000 outstanding at any one time; and

e.	Investments in subsidiaries Storm Holding Corporation, Storm Acquisition Corporation and THINQ (exclusive of Term Loan 2 and Equipment Facility 4 Loan) not to exceed $4,000,000 in the aggregate.

“Revolving Maturity Date” is March 28, 2006.

“THINQ” is defined in Section 2.1.10.

(b) The following new definitions are inserted in Section 13.1 in their proper alphabetical order:

“Committed Equipment Facility 4 Line” is Bank’s commitment to make Equipment Facility 4 Advances of up to $500,000.

“Committed Term Loan 2 Line” is Bank’s commitment to make Term Loan 2 Advances of up to $4,500,000.

“Eligible Equipment Facility 4 Equipment” is new or used general purpose computer equipment, office equipment, test and laboratory equipment, furnishings, and Other Equipment Facility 4 Equipment that complies with all of Borrower’s representations and warranties to Bank and which is acceptable to Bank in all respects and is located in the United States.

“Equipment Facility 4 Advance” is defined in Section 2.1.9.

“Equipment Facility 4 Commitment Termination Date” is 364 days from the Fourth Amendment Effective Date.

“Equipment Facility 4 Basic Rate” is a rate of interest equal to the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the Prime Rate plus (b) 25 basis points.

“Equipment Facility 4 Loan” is defined in Section 2.2(c).

“Fourth Amendment Effective Date” means the date first written above.

“Holding” is Storm Holding Corporation.

“Loan Supplement - Equipment Facility 4 Advances” is attached as Exhibit G.

“Other Equipment Facility 4 Equipment” is leasehold improvements, intangible property such as transferable computer software and transferable software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and sales tax, freight, maintenance, and installation costs. Unless otherwise agreed to by Bank, not more than 50% of the Eligible Equipment Facility 4 Equipment financed with the proceeds of each Equipment Facility 4 Advance shall consist of Other Equipment Facility 4 Equipment.

“Term Loan 2” is defined in Section 2.1.10.

“Term Loan 2 Advance” is the loan advance under the Committed Term Loan 2 Line.

“Term Loan 2 Advance Period” is sixty (60) days from the Fourth Amendment Effective Date.

“Term Loan 2 Draw” is the date within the Term Loan 2 Advance Period on which the Term Loan 2 Advance is made.

“Term Loan 2 Maturity Date” is 36 months from the date of the Term Loan 2 Draw.

1.13 Exhibit B, “Payment/Advance Form” is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

1.14 Exhibit D, “Compliance Certificate” is hereby amended by deleting it in its entirety and replacing it with Exhibit B attached hereto.

1.15 A new exhibit, Exhibit G, “Loan Supplement - Equipment Facility 4 Advances”, in the form of Exhibit C attached hereto, is hereby added.

2. CONSENT. Bank consents to the transactions contemplated by the “Agreement and Plan of Merger Among Saba Software, Inc., Storm Holding Corporation, Storm Acquisition Corporation, THINQ Learning Solutions, Inc. and Daniel H. Bathon Jr., as Representative,” dated March 24, 2005.

3. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except (x) to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, (y) that, with respect to the representations and warranties in Section 5.6, certain required tax returns were not timely filed by THINQ, however, such failure to timely file such tax returns could not reasonably be expected to have a Material Adverse Change, and (z) the exception to the representations and warranties in Section 5.7 are hereby amended to include Borrower’s equity interests in the Persons resulting from or created in connection with the THINQ acquisition), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation and bylaws of Borrower (collectively, “Organizational Documents”) delivered to Bank on or prior to the Fourth Amendment Effective Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect as of the Fourth Amendment Effective Date, and Borrower shall promptly deliver to Bank any amendments, supplements, restatements or other modifications to such Organizational Documents;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4. LIMITATION. The consent and amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

5.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

5.2 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5.3 Guaranty. THINQ shall have duly executed and delivered its guaranty to Bank in form and substance satisfactory to Bank.

5.4 Stock Certificate. Borrower shall have delivered to Bank, Holding’s stock certificate and an executed stock power.

5.5 Security Agreement. THINQ shall have duly executed and delivered a security agreements to Bank and all related documents as may be necessary or desirable for Bank to perfect a first priority security interest in all assets other than intellectual property of THINQ and evidence a negative pledge of THINQ’s intellectual property.

6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

8. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	SABA SOFTWARE, INC.
a Delaware corporation

By:
Printed Name:
Title:

BANK:	SILICON VALLEY BANK

By:
Printed Name:
Title:

Exhibit A

EXHIBIT B

LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 12 NOON, P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION	DATE:	_____________________________

FAX#: (650) 320 - 0016	TIME:	_____________________________

FROM: SABA SOFTWARE, INC.

CLIENT NAME (BORROWER)

REQUESTED BY:

AUTHORIZED SIGNER’S NAME

AUTHORIZED SIGNATURE:

PHONE NUMBER:

FROM ACCOUNT #                      TO ACCOUNT #

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT
PRINCIPAL INCREASE – (REVOLVING ADVANCE)	$	___________________________
PRINCIPAL PAYMENT– (REVOLVING ADVANCE ONLY)	$	___________________________
INTEREST PAYMENT– REVOLVING ADVANCES (ONLY)	$	___________________________
PRINCIPAL AND INTEREST– REVOLVING LINE (PAYMENT)	$	___________________________

PRINCIPAL INCREASE (OPTIONS 5 OR 6 LOAN)	$	___________________________
PRINCIPAL PAYMENT - OPTION 3, 5, OR 6 LOAN (ONLY)	$	___________________________
INTEREST PAYMENT – OPTION 3, 5, OR 6 LOAN (ONLY)	$	___________________________
PRINCIPAL AND INTEREST – OPTION 3, 5 OR 6 LOAN (PAYMENT)	$	___________________________

PRINCIPAL INCREASE – (EQUIPMENT FACILITY 4 LOAN)	$	___________________________
PRINCIPAL PAYMENT – EQUIPMENT FACILITY 4 LOAN (ONLY)	$	___________________________
INTEREST PAYMENT – EQUIPMENT FACILITY 4 LOAN (ONLY)	$	___________________________
PRINCIPAL AND INTEREST – EQUIPMENT FACILITY 4 LOAN (PAYMENT)	$	___________________________

PRINCIPAL INCREASE – (TERM LOAN 2)	$	___________________________
PRINCIPAL PAYMENT – TERM LOAN 2	$	___________________________
INTEREST PAYMENT – TERM LOAN 2	$	___________________________
PRINCIPAL AND INTEREST – TERM LOAN 2 (PAYMENT)	$	___________________________

OTHER INSTRUCTIONS:

__________________________________________________________________________________________________________

All Borrower’s representations and warranties in the Amended and Restated Loan and Security Agreement (the “Agreement”) are true, correct and complete in all material respects on the date of the telephone request for an Advance, Equipment Facility 2 Advance, Equipment Facility 3 Advance, Equipment Facility 4 Advance or Term Loan 2 Advance confirmed by this Payment/Advance Form; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date. In addition, Borrower hereby represents that it is in compliance with Section 6.8 of the Agreement.

BANK USE ONLY

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TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

Authorized Requester	Phone #

Received By (Bank)	Phone #

Authorized Signature (Bank)

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Exhibit B

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SABA SOFTWARE, INC.
2400 Bridge Parkway
Redwood Shores, CA 94065

The undersigned authorized officer of SABA SOFTWARE, INC. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as further amended, restated, or otherwise modified from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. In addition, the undersigned authorized officer of Borrower certifies that Borrower and each of its Subsidiaries (x) has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under Generally Accepted Accounting Principles (“GAAP”) and (y) does not have any legal actions pending or threatened against Borrower or any Subsidiary, which could result in damages or costs to Borrower or any Subsidiary of $500,000 or more and of which Borrower has not previously notified in writing to Bank. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 45 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
SEC Filings not available on EDGAR	Within 5 days after filing with SEC	Yes	No
Annual Financial Projections	FYE within 45 days	Yes	No

[continued on next page]

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Financial Covenant	Required		Actual	Complies
Unrestricted cash and cash equivalents (net of Credit Extensions) on Borrower’s balance sheet as set forth in the Table 1.
	Table 1.
	Period	Minimum Cash and Cash Equivalents
	For any date that is a fiscal quarter end from the Fourth Amendment Effective Date through May 31, 2006	$11,000,000	$	Yes	No
	For any date that is not a fiscal quarter end from the Fourth Amendment Effective Date through May 31, 2006	$10,000,000	$	Yes	No
	At any time from June 1, 2006, through May 31, 2007	$9,000,000	$	Yes	No
	At any time from June 1, 2007, and thereafter	$7,500,000	$	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
SABA SOFTWARE, INC.	Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER
TITLE

Date:
DATE
	Compliance Status:	Yes No

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Exhibit C

EXHIBIT G

FORM OF

LOAN AGREEMENT SUPPLEMENT - EQUIPMENT FACILITY 4 ADVANCES

LOAN AGREEMENT SUPPLEMENT No. [    ]

LOAN AGREEMENT SUPPLEMENT No. [    ], dated                     , 200   (“Supplement”), to the Amended and Restated Loan and Security Agreement dated October 31, 2003 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), by and between the undersigned (“Borrower”) and Silicon Valley Bank (“Bank”).

Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Bank a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.

The proceeds of the Loan should be transferred to Borrower’s account with Bank set forth below:

Bank Name: Silicon Valley Bank

Account No.:

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the Equipment Facility 4 Basic Rate applicable to the Funding Date of the Equipment Facility 4 Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on the date hereof and will be true and correct in all material respects on such Funding Date; and (c) it is in compliance with Section 6.8 of the Loan Agreement. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature page follows.]

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This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK	SABA SOFTWARE, INC.

By:	By:
Name:	Name:
Title:	Title:

Annex A - Description of Financed Equipment

Annex B - Loan Terms Schedule

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Annex A to Exhibit G

The Financed Equipment being financed with the Equipment Facility 4 Advance with respect to which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Facility 4 Advance, this schedule automatically shall be deemed to be a part of the Collateral.

Description of Equipment	Make	Model	Serial #	Invoice #

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Annex B to Exhibit G

LOAN TERMS SCHEDULE #

Loan Funding Date:                                     , 200

Original Loan Amount: $

Equipment Facility 4 Basic Rate:                     %

Scheduled Payment Dates and Amounts*:

One (1) payment of $                     due                          payment of $                     due monthly in advance from                      through                     .

One (1) payment of $                     due                                                                                           .

Maturity Date:

Payment No.	Payment Date
1
2
3
4
...
35
[36]
...

*/	The amount of each Scheduled Payment may change as the Loan Amount changes.

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